UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2021

CLIMATE CHANGE CRISIS REAL IMPACT I ACQUISITION CORPORATION

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-39572	85-2326098
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 Carnegie Center, Suite 150 Princeton, NJ	08540
(Address of principal executive offices)	(Zip code)

(212) 847-0360
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	CLII.U	New York Stock Exchange
Shares of Class A common stock included as part of the units	CLII	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CLII WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 29, 2021, Climate Change Crisis Real Impact I Acquisition Corporation (“CLII”) held a virtual special meeting (the “Special Meeting”) in connection with the proposed business combination (the “Business Combination”) of CLII and EVgo Services, LLC, (“EVgo”), as described in the definitive proxy statement filed by CLII with the Securities and Exchange Commission (“SEC”) on May 27, 2021 (the “Proxy Statement”) and incorporated herein by reference. Present at the Special Meeting were holders of 12,010,569 shares of CLII’s Class A common stock, par value $0.0001 per share (the “Class A common stock”) and 5,750,000 shares of CLII’s Class B common stock, par value $0.0001 per share (the “Class B common stock” and, together with the Class A common stock, the “common stock”), in person (online) or by proxy, representing 61.78% of the voting power of the common stock as of May 19, 2021, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 23,000,000 shares of Class A common stock and 5,750,000 shares of Class B common stock issued and outstanding.

At the Special Meeting, CLII’s stockholders approved the Business Combination Proposal, the Charter Amendment Proposal, the Advisory Charter Proposals, the NYSE Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Adjournment Proposal, in each case as defined and described in greater detail in the Proxy Statement.

The approval of the Business Combination Proposal, the NYSE proposal, the Incentive Plan Proposal and the Adjournment Proposal required the affirmative vote of holders of a majority of the shares of Class A common stock and Class B common stock, voting as a single class, cast by CLII’s stockholders present in person (online) or by proxy at the special meeting and entitled to vote thereon. Approval of the Charter Amendment proposal required the affirmative vote of holders of a majority of the outstanding shares of Class A common stock and Class B common stock, voting as a single class, entitled to vote thereon at the special meeting. Approval, on an advisory basis, of the Advisory Charter Proposals required the affirmative vote of holders of a majority of the shares of Class A common stock and Class B common stock cast by CLII’s stockholders present in person (online) or by proxy at the special meeting and entitled to vote thereon, voting as a single class. The election of the director nominees pursuant to the Director Election Proposal required the affirmative vote of the holders of a plurality of the shares of Class A common stock and Class B common stock, voting as a single class, cast by CLII’s stockholders present in person (online) or by proxy at the special meeting and entitled to vote thereon. The Business Combination Proposal, the Charter Amendment Proposal, the Advisory Charter Proposals, the NYSE Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Adjournment Proposal each received a sufficient number of votes for approval.

Set forth below are the final voting results for the Business Combination Proposal, the Charter Amendment Proposal, the Advisory Charter Proposals, the NYSE Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Adjournment Proposal:

Business Combination Proposal

The Business Combination Proposal was approved. The voting results of the shares of the common stock were as follows:

For	Against	Abstentions
17,651,188	73,210	36,171

The Charter Amendment Proposal

The Charter Amendment Proposal was approved. The voting results of the shares of the common stock were as follows:

For	Against	Abstentions
17,277,158	424,479	58,932

The Advisory Charter Proposals

The Advisory Charter Proposals were approved. The voting results of the shares of the common stock for each of the sub-proposals were as follows:

(a)	to authorize an additional 1,499,000,000 shares of common stock, which would consist of (i) increasing the number of shares of Class A common stock from 100,000,000 shares to 1,200,000,000 shares, (ii) increasing the number of shares of Class B common stock from 10,000,000 shares to 400,000,000 shares and (iii) increasing the number of shares of preferred stock from 1,000,000 to 10,000,000 shares:

For	Against	Abstentions
15,323,651	2,099,802	337,116

(b)	to amend the terms of the Class B common stock to provide that the Class B common stock will convey no economic rights but will entitle its holder to vote on all matters to be voted on by stockholders generally in order to implement the “Up-C” structure:

For	Against	Abstentions
16,765,681	639,369	355,519

(c)	to provide for the waiver of the corporate opportunity doctrine with respect to LS Power Equity Partners IV, L.P. (“LS Power”), any investment funds or entities controlled or advised by LS Power and non-employee directors:

For	Against	Abstentions
16,447,208	920,485	392,486

(d)	to provide that certain actions under the proposed second amended and restated certificate of incorporation (the “Proposed Charter”) relating to the nomination and election of directors are subject to the nomination agreement:

For	Against	Abstentions
17,051,232	432,945	276,392

(e)	to provide that the board of directors of CLII be divided into three classes with only one class of directors being elected each year and each class serving a three-year term:

For	Against	Abstentions
16,146,843	1,388,231	225,395

(f)	to permit stockholders to act by written consent in lieu of a meeting until the time that LS Power beneficially owns less than 30% of the voting power of the then-outstanding common stock:

For	Against	Abstentions
16,101,582	1,362,292	296,695

(g)	to change the stockholder vote required from the affirmative vote of the holders of at least a majority of the outstanding common stock entitled to vote thereon to the affirmative vote of the holders of at least 75% of the voting power of the outstanding common stock entitled to vote thereon to amend the Proposed Charter following the time that LS Power ceases to beneficially own less than 30% of the voting power of the then-outstanding common stock, provided that, for so long as LS Power beneficially owns at least 30% of the voting power of the then-outstanding common stock, such amendments will require the affirmative vote of the holders of a majority of the voting power of the outstanding common stock entitled to vote thereon, including at least 65% in voting power of the shares of stock then held by LS Power:

For	Against	Abstentions
15,918,212	1,532,787	310,170

(h)	to change the stockholder vote required from the affirmative vote of the holders of at least a majority of the outstanding common stock entitled to vote thereon to the affirmative vote of the holders of at least 75% of the voting power of the outstanding common stock entitled to vote thereon to amend the bylaws following the time that LS Power ceases to beneficially own less than 30% of the voting power of the then-outstanding common stock, provided that, for so long as LS Power beneficially owns at least 30% of the voting power of the then-outstanding common stock, such amendments will require the affirmative vote of the holders of a majority of the voting power of the outstanding common stock entitled to vote thereon, including at least 65% in voting power of the shares of stock then held by LS Power:

For	Against	Abstentions
15,881,045	1,539,984	339,540

(i)	to change the stockholder vote required from the affirmative vote of the holders of at least a majority of the outstanding common stock entitled to vote thereon to the affirmative vote of the holders of at least 75% of the voting power of the outstanding common stock entitled to vote thereon for the removal of directors following the time that LS Power ceases to beneficially own less than 30% of the voting power of the then-outstanding common stock, provided that, for so long as LS Power beneficially owns at least 30% of the voting power of the then-outstanding common stock, any director may be removed with or without cause by the holders of a majority of the outstanding of stock entitled to vote generally for the election of directors.

For	Against	Abstentions
15,873,375	1,534,657	352,537

The NYSE Proposal

The NYSE Proposal was approved. The voting results of the shares of the common stock were as follows:

For	Against	Abstentions
17,327,316	220,976	212,277

The Director Election Proposal

The election of each director nominee pursuant to the Director Election Proposal was approved. The voting results of the shares of the common stock for the director nominees were as follows:

Class I

Elizabeth Comstock

For	Withheld
17,578,654	181,915

Joseph Esteves

For	Withheld
17,175,634	584,935

John King

For	Withheld
17,172,627	587,942

Class II

Darpan Kapadia

For	Withheld
17,148,683	611,886

Rodney Slater

For	Withheld
17,562,291	198,278

Kate Brandt

For	Withheld
17,188,470	572,099

Class III

Cathy Zoi

For	Withheld
17,194,570	565,999

David Nanus

For	Withheld
17,159,624	600,945

Patricia K. Collawn

For	Withheld
17,560,723	199,846

The Incentive Plan Proposal

The Incentive Plan Proposal was approved. The voting results of the shares of the common stock were as follows:

For	Against	Abstentions
16,622,730	807,004	330,835

The Adjournment Proposal

The Adjournment Proposal was approved. The voting results of the shares of the common stock were as follows:

For	Against	Abstentions
17,352,876	220,195	187,498

Item 7.01.	Regulation FD Disclosure

CLII and EVgo expect the Business Combination and related transactions (the “Proposed Transactions”) to close on July 1, 2021. On July 2, 2021, the combined company’s Class A common stock and warrants are expected to commence trading on The Nasdaq Global Select Stock Market (“Nasdaq”) under the new ticker symbols “EVGO” and “EVGOW,” respectively.

On June 29, 2021, EVgo Inc., CLII issued a press release announcing the Special Meeting results. A copy of such press release is furnished as Exhibit 99.1 hereto.

The information in Item 7.01 and Item 9.01 of this Current Report on Form 8-K shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

The disclosure set forth above in Item 7.01 of this Current Report on Form 8-K is incorporated by reference herein. Stockholders holding 13,230 shares of Class A Common Stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”). As a result, approximately $132,305.78 (or approximately $10.00 per share) will be removed from the Trust Account to pay such holders.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
	99.1	Press release dated June 29, 2021 announcing the Special Meeting results.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding CLII’s and EVgo’s ability to consummate the Proposed Transactions; the expected timing of completion of the Proposed Transactions and the timing of the expected commencement of the trading of the combined company’s common stock and warrants on Nasdaq. These statements are based on various assumptions and on the current expectations of EVgo’s and CLII’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of EVgo and CLII. These forward looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the potential effects of COVID-19; the potential effects of domestic civil unrest and the potential closure of government offices, the inability of the parties to successfully or timely consummate the Proposed Transactions or to satisfy the other conditions to the closing of the Proposed Transactions, and those factors discussed in the Proxy Statement under the heading “Risk Factors,” and other documents of CLII filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither EVgo nor CLII presently know or that EVgo and CLII currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect EVgo’s and CLII’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. EVgo and CLII anticipate that subsequent events and developments will cause their assessments to change. However, while EVgo and CLII may elect to update these forward-looking statements at some point in the future, EVgo and CLII specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing EVgo’s or CLII’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 29, 2021

CLIMATE CHANGE CRISIS REAL IMPACT I ACQUISITION CORPORATION

By:	/s/ John A. Cavalier
Name:	John A. Cavalier
Title:	Chief Financial Officer